CRM Mutual Fund Trust

CRM Long/Short Opportunities Fund

Supplement Dated March 5, 2020

to the Prospectus

Dated October 28, 2019

Capitalized terms used without definition below have the meanings given to them in the Prospectus and Statement of Additional Information. This document should be read together with the Prospectus and Statement of Additional Information.

The section of the Prospectus titled “Fees and Expenses – Annual Fund Operating Expenses” and “Fees and Expenses – Example” are replaced with the following:

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	1.43%
Remainder of Other Expenses(1)	0.68%

Total Other Expenses	2.11%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(2)(3)	3.62%
Fee Waiver and Expense Reimbursement(2)	(0.58)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	3.04%

(1)	Restated to reflect current fees.
(2)

The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of Institutional Shares. This expense limitation is in effect until November 1, 2020. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.

(3)

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$307	$1,055	$1,825	$3,842

The sections of the Prospectus titled “Purchase and Sale of Fund Shares” and “Shareholder Information – Purchase of Shares” is supplemented with the following:

Effective as of February 13, 2020, the minimum initial investment in shares of CRM Long/Short Opportunities Fund (the “Fund”) is $100,000. There is no minimum amount for additional investments in shares of the Fund. The Fund, in its sole discretion, may waive the minimum initial investment to establish certain accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE